UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2013

KOPIN CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 John Hancock Road, Taunton, MA 02780

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (508) 824-6696

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Certain Officers; Election of Directors; appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As of January 16, 2013, the Company’s Senior Vice President—III-V Operations, Daily Hill, resigned as an officer and employee of the Company. Such resignation was in connection with the Company’s sale of its III-V product line to IQE KC LLC as previously reported.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Date: January 23, 2013	By:	/s/ RICHARD A. SNEIDER
Name: Richard A. Sneider Title: Treasurer and Chief Financial Officer (Principal Financial Accounting Officer)